Kensington Managed Income Fund
Schedule of Investments
September 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 87.1%	Shares	Value
Angel Oak High Yield Opportunities ETF (a)	200,000	$2,234,000
FlexShares High Yield Value-Scored Bond Index Fund (a)	528,700	22,028,286
Franklin High Yield Corporate ETF (a)	400,450	9,789,000
Invesco Senior Loan ETF (a)	1,503,940	31,597,779
iShares Broad USD High Yield Corporate Bond ETF (a)	4,824,790	181,653,344
Janus Henderson AAA CLO ETF (a)	1,569,882	79,875,596
Janus Henderson B-BBB CLO ETF (a)	416,188	20,372,403
PIMCO Multi Sector Bond Active ETF (a)	300,000	7,995,000
SPDR Blackstone Senior Loan ETF (a)	1,214,811	50,730,507
SPDR Bloomberg High Yield Bond ETF (a)	1,363,800	133,366,002
SPDR Bloomberg Short Term High Yield Bond ETF (a)	1,712,500	44,096,875
SPDR Portfolio High Yield Bond ETF (a)	4,179,100	100,507,355
VanEck Fallen Angel High Yield Bond ETF	2,369,726	69,693,642
Xtrackers USD High Yield Corporate Bond ETF	1,209,900	44,669,508
TOTAL EXCHANGE TRADED FUNDS (Cost $778,760,596)		798,609,297

OPEN END FUNDS - 11.1%	Shares	Value
Manning & Napier High Yield Bond Series - Class Z	4,269,063	42,519,872
Pioneer Strategic Income Fund - Class K	3,575,077	35,286,006
Transamerica High Yield Bond - Class I	1,592,331	13,168,578
MassMutual High Yield Fund - Class I	1,270,329	10,365,887
TOTAL OPEN END FUNDS (Cost $100,100,112)		101,340,343

SHORT-TERM INVESTMENTS - 45.8%
Investments Purchased with Proceeds from Securities Lending - 45.8%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (b)(c)	420,403,594	420,403,594
TOTAL SHORT-TERM INVESTMENTS (Cost $420,403,594)		420,403,594

TOTAL INVESTMENTS - 144.0% (Cost $1,299,264,302)		1,320,353,234
Money Market Deposit Account - 5.7 (d)		52,864,673
Other Assets in Excess of Liabilities - (49.7)%		(456,108,581)
TOTAL NET ASSETS - 100.0%		$917,109,326

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $410,528,506 which represented 44.8% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.70%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Kensington Managed Income Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$798,609,297	$–	$–	$798,609,297
Open End Funds	101,340,343	–	–	101,340,343
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	420,403,594
Total Investments	$899,949,640	$–	$–	$1,320,353,234

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.